Statement of Additional Information Supplement

September 21, 2005

Morgan Stanley Institutional Fund Trust

Supplement dated September 21, 2005 to the Statement of Additional Information of Morgan Stanley Institutional Fund Trust dated January 31, 2005

Mitchell M. Merin has resigned as President of the funds in the Fund Complex. Ronald E. Robison has replaced Mr. Merin as President of the funds in the Fund Complex.

Please retain this supplement for future reference.